UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 21, 2025

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On January 21, 2025, Hilltop Securities Inc. (“Hilltop Securities”), an indirect, wholly owned subsidiary of Hilltop Holdings Inc. (the “Company”), initiated a new commercial paper program in the ordinary course of its business to fund a portion of its securities inventories. The maximum amount of senior secured commercial paper notes (the “Series 2024-1 CP Notes”) that may be issued under this program is $300 million, and the Series 2024-1 CP Notes will be pari passu with other senior indebtedness of Hilltop Securities. The Series 2024-1 CP Notes will be issued pursuant to the terms of an Indenture, dated as of September 25, 2024 (the “Indenture”), between Hilltop Securities and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”). The Indenture Trustee also will serve as Securities Intermediary, Issuing Agent and Paying Agent for the Series 2024-1 CP Notes. The Series 2024-1 CP Notes will be offered pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), only to certain qualified investors satisfying the requirements of the Indenture.

The Series 2024-1 CP Notes will not be redeemable prior to maturity or subject to voluntary prepayment and will not bear interest, but will be sold at a discount to par, with maturities ranging from 14 days to 270 days from the date of issuance. The discount to maturity will represent the interest factor with payment of the face amount at maturity. The interest factor is calculated using a 360-day year based on the actual number days elapsed. The minimum denomination is $100,000 with integral multiples of $1,000 in excess of this denomination. The Series 2024-1 CP Notes will be issued, and purchases will be recorded, through the book-entry system of The Depository Trust Company (“DTC”). The face amount of each Series 2024-1 CP Note will be required to be paid upon maturity in immediately available funds to DTC.

The Series 2024-1 CP Notes will be secured by a pledge of collateral owned by Hilltop Securities, as specified and defined in the Indenture (“Collateral”) and a Collateral Account Control Agreement, dated as of September 25, 2024, between Hilltop Securities and the Indenture Trustee. The Collateral will be maintained by the Indenture Trustee, as securities intermediary, in a control account held for its benefit, as secured party, on behalf of the holders of the Series 2024-1 CP Notes. Hilltop Securities will be required to maintain a level of Collateral in the control account that exceeds the principal amount of the Series 2024-1 CP Notes outstanding by a percentage determined by the type of eligible collateral pledged on any business day.

The net proceeds (after deducting related issuance expenses) from the sale of Series 2024-1 CP Notes will be used for general corporate purposes, including working capital.

The Series 2024-1 CP Notes will not be registered under the Securities Act or state securities laws and may only be offered and sold in compliance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

THIS CURRENT REPORT ON FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF THE SERIES 2024-1 CP NOTES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION OR AN EXEMPTION THEREFROM.

The foregoing description of the Indenture and the Series 2024-1 CP Notes does not purport to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is filed as Exhibit 4.8 hereto and incorporated by reference in this Current Report on Form 8-K.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the entry into the Indenture and the $300 million senior secured commercial paper program is incorporated by reference into this Item 2.03.

Section 8 – Other Events

Item 8.01	Other Events

After giving effect to the issuance of the Series 2024-1 CP Notes, Hilltop Securities will have $175 million in aggregate principal amount of its Series 2019-1 Senior Secured Commercial Paper Notes (the “Series 2019-1 CP Notes”) outstanding and $25 million in aggregate principal amount of the 2024-1 CP Notes outstanding. Hilltop Securities does not intend to issue any additional Series 2019-1 CP Notes. Hilltop Securities also will have outstanding and will be issuing on an ongoing basis, its Series 2019-2 Senior Secured Commercial Paper Notes (the “Series 2019-2 CP Notes”), in the principal amount up to $200,000,000. As of January 21, 2025, $34 million in aggregate principal amount of its Series 2019-2 CP Notes are outstanding. The Series 2024-1 CP Notes, the Series 2019-1 Notes, and the Series 2019-2 CP Notes are each secured by entirely separate collateral and are not cross-collateralized.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit Number	Description of Exhibit

4.8	Indenture, dated as of September 25, 2024, by and between Hilltop Securities Inc. and The Bank of New York Mellon, as indenture trustee.

104	Cover Page Interactive File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	January 23, 2025	By:	/s/ COREY G. PRESTIDGE
		Name:	Corey G. Prestidge
		Title:	Executive Vice President, General Counsel & Secretary

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